EXHIBIT 99.1
Execution Version
WAIVER TO
CREDIT AGREEMENT
     This WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of June 27, 2008, is by and among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”) and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement (as defined below).
     WHEREAS, Holdings, Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc. and Credit Suisse, as joint lead arrangers and joint bookrunners, ABN Amro Bank N.V., as syndication agent, JPMorgan Chase Bank, N.A. and Citicorp USA, Inc., as co-documentation agents, and the Administrative Agent are parties to that certain Credit Agreement dated as of November 28, 2005, as amended by First Amendment dated as of March 12, 2007, and as further amended by Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of February 8, 2008, (as heretofore amended, restated or otherwise modified and in effect of the date hereof, the “Credit Agreement”);
     WHEREAS, Borrower has failed to comply with the covenants contained in Section 7.2(b)(iv) and Section 6.7(a) of the Credit Agreement, which non-compliance has resulted in a Default or an Event of Default;
     WHEREAS, on the terms and subject to the conditions contained herein, the Lenders are willing to waive such Default or Event of Default in accordance with Section 10.1 of the Credit Agreement;
     WHEREAS, Borrower has requested that the Lenders waive compliance with Section 7.1(a) of the Credit Agreement with respect to the period of four consecutive fiscal quarters ending June 30, 2008 and waive compliance with Section 7.2(b)(iv) of the Credit Agreement during the Waiver Period (as defined herein);
     WHEREAS, on the terms and subject to the conditions contained herein, the Lenders are willing to waive compliance with Section 7.1(a) for the period indicated in accordance with Section 10.1 of the Credit Agreement; and
     WHEREAS, in connection herewith, the Loan Parties are requesting that the Administrative Agent and the Lenders enter into a Third Amendment to Credit Agreement and Second Amendment to Guarantee and Collateral Agreement (the “Third Amendment”);
     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Defined Terms. Capitalized terms used but not defined in this Waiver shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Waiver of Defaults and Events of Defaults. Subject to satisfaction of the conditions set forth below, the Administrative Agent and the Lenders hereby waive:
          (a) any Default or Event of Default that may occur or has occurred as a result of Borrower’s failure to comply with Section 7.1(a) for the period of four consecutive fiscal quarters ending June 30, 2008; provided, that such waiver shall expire upon the earlier to occur of: (i) the effective date of the Third Amendment (as determined by the Third Amendment) and (ii) July 31, 2008 (the period from the date hereof until such date, the “Waiver Period”);
          (b) any Default or Event of Default that may occur or has occurred as a result of Borrower’s failure to comply with Section 7.2(b)(iv) prior to or as of the date hereof and any related Default or Event of Default that may have occurred as a result of Borrower’s failure to comply with Section 6.7(a) with respect to the Default or Event of Default under Section 7.2(b)(iv); and
          (c) any Default or Event of Default that may occur as a result of Borrower’s failure to comply with Section 7.2(b)(iv) during the Waiver Period;
provided, that Borrower and Holdings hereby acknowledge and agree that prior to expiration of the Waiver Period, (i) the aggregate principal amount of all Revolving Credit Loans, together with the aggregate face amount of all Letters of Credit then outstanding, shall not exceed $178,000,000, (ii) Borrower shall not submit any Borrowing Notice for, no shall any Lender be required to make, Revolving Credit Loans which, together with the aggregate principal amount of then outstanding Revolving Credit Loans and Letters of Credit, would exceed such amount, (iii) they will not permit any Foreign Subsidiary to incur additional Indebtedness to Borrower or any Subsidiary Guarantor that in the aggregate, together with any outstanding Indebtedness to any Borrower or any Subsidiary Guarantor existing at the time of such incurrence, would cause the aggregate Indebtedness of the Foreign Subsidiaries to the Borrower and any Subsidiary Guarantors to exceed in aggregate the sum of (A) the Foreign Subsidiary Debt Amount plus (B) $15,000,000 and (iv) any Net Cash Proceeds received by Holdings, Borrower or any of its subsidiaries from any Asset Sale shall not be subject to clause (i) of the proviso in Section 2.12(b) of the Credit Agreement and 100% of any such Net Cash Proceeds equal to or in excess of $100,000 received during the Waiver Period shall be applied toward the prepayment of the Term Loans as set forth in Section 2.12(d) of the Credit Agreement.
     3. Representations and Warranties. Each of Holdings and Borrower jointly and severally represents and warrants as of the date hereof to the Administrative Agent and each Lender that:
          (a) Each of Holdings and Borrower (i) has the power and authority, and the legal right, to make, deliver and perform this Waiver and (ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Waiver;
          (b) No consent or authorization of, filing with, notice to, permit from or other act by or in respect of, any Governmental Authority and no consent or authorization of, filing with, notice to or other act by or in respect of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Waiver;

          (c) This Waiver (i) has been duly executed and delivered on behalf of each of Holdings and Borrower and (ii) constitutes a legal, valid and binding obligation of each such Person, enforceable against each such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
          (d) The execution, delivery and performance of this Waiver will not violate in any respect any Requirement of Law or any Contractual Obligation of Holdings or Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation;
          (e) Except as specified in Section 2 hereof, no Default, Event of Default or event or condition which upon notice, lapse of time or both would constitute a Default or Event of Default has occurred and is continuing; and
          (f) After giving effect to the waivers set forth herein, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all respects on and as of the date hereof and on and as of the Waiver Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all respects as of such earlier date hereof.
     4. Conditions Precedent. This Waiver shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Waiver Effective Date”):
          (a) The Administrative Agent shall have received this Waiver, duly executed and delivered by a duly authorized Responsible Officer of each of Holdings and Borrower;
          (b) The Administrative Agent shall have received a Lender Consent Letter, substantially in the form of Exhibit A (the “Lender Consent Letter”), duly executed and delivered by the Required Lenders;
          (c) Each of the Loan Parties shall have executed and delivered, or shall have caused to be executed and delivered, such other items as the Administrative Agent may reasonably request and reasonably deem necessary or advisable to effect the agreements herein, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent; and
          (d) The Administrative Agent shall have received all fees required to be paid by Borrower, including reasonable fees, disbursements and other charges of counsel to the Administrative Agent and the Lenders as set forth in Section 5 below, on or before the Waiver Effective Date.
     5. Payment of Fees and Expenses.

          (a) In the event that the Required Lenders and Borrower execute and deliver this Waiver prior to 5 p.m. New York City time on June 27, 2008, Borrower shall pay to the Administrative Agent, for the ratable benefit of the lenders consenting to this Waiver, a waiver fee equal to 0.075% of the sum of the aggregate principal amount of each such Lenders’ outstanding Term Loans immediately prior to the Waiver Effective Date and each such Lender’s Revolving Credit Commitment immediately prior to such date, payable on the Waiver Effective Date.
          (b) Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     6. Loan Documents.
          (a) This Waiver shall constitute a Loan Document, as such term is defined in the Credit Agreement.
          (b) This Waiver is not intended to nor shall it be construed to create a novation or accord and satisfaction with respect to any of the Obligations.
          (c) Each of Holdings and Borrower hereby reaffirms its obligations under the Credit Agreement and each of the other Loan Document to which it is a party, and agrees and acknowledges that each such document and all of such obligations thereunder remain in full force and effect after giving effect to this Waiver.
     7. Counterparts. This Waiver may be executed on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
     8. Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     9. Integration. This Waiver and the other Loan Documents represent the entire agreement of the Loan Parties, the Agents, and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
     10. GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER SHALL BE GOVERNED BY,

AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     11. Submission To Jurisdiction; Waivers. Each of the parties hereto hereby irrevocably and unconditionally:
          (a) submits for itself and its Property in any legal action or proceeding relating to this Amendment and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York located in the borough of Manhattan, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 10.2 to the Credit Agreement;
          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
          (e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.
     12. Ratification. Except as expressly modified hereby, the Credit Agreement and each other Loan Document are each hereby ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the respective terms thereof.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

TRONOX INCORPORATED
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX WORLDWIDE LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ Maria M. Lund
Maria M. Lund
Authorized Signatory
[Signature Page to Waiver to Credit Agreement]

EXHIBIT A
LENDER CONSENT LETTER

TRONOX WORLDWIDE LLC
CREDIT AGREEMENT DATED AS OF NOVEMBER 28, 2005
June 27, 2008

To:	Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue
New York, New York 10019
Attn: Maria Lund
Ladies and Gentlemen:
          Reference is made to the CREDIT AGREEMENT, dated as of November 28, 2005, as amended by First Amendment dated as of March 12, 2007, and as further amended by Second Amendment to Credit Agreement and First Amendment to Guarantee and Collateral Agreement dated as of February 8, 2008 (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among TRONOX INCORPORATED, a Delaware corporation, TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC. and CREDIT SUISSE, as joint lead arrangers and joint bookrunners, ABN AMRO BANK N.V., as syndication agent, JPMORGAN CHASE BANK, N.A. AND CITICORP USA, INC., as co-documentation agents, and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Borrower has requested that the Required Lenders consent to the waiver of the provisions of the Credit Agreement solely on the terms described in the Waiver to Credit Agreement, dated as of [June 27], 2008, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Waiver”).
          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Waiver.
Exhibit A-1

Very truly yours,

(NAME OF LENDER)

By:

Name:
Title: